Supplement dated October 18, 2024 to the

Summary Prospectus dated September 3, 2024.

Tradr 2X Long SPY Weekly ETF (Ticker: SPYB)
Tradr 2X Long SPY Monthly ETF (Ticker: SPYM)
Tradr 2X Long Triple Q Weekly ETF (Ticker: QQQW)
Tradr 2X Long Triple Q Monthly ETF (Ticker: MQQQ)
Tradr 2X Long SOXX Weekly ETF (Ticker: SOXW)
Tradr 2X Long SOXX Monthly ETF (Ticker: SOXM)

Tradr 1.75X Long NVDA Weekly ETF (Ticker: NVDW)

Tradr 1.5X Long TSLA Weekly ETF (Ticker: TSLW)

Each a series of Investment Managers Series Trust II

Effective immediately, Donal Bishnoi no longer serves as a portfolio manager to the Tradr ETFs (each a “Fund” and collectively, the “Funds”). Accordingly, all references in the Summary Prospectus to Mr. Bishnoi are hereby deleted in their entirety. Messrs. Travis Trampe and Parker Binion continue to serve as the portfolio managers of the Funds.

Please retain this Supplement for future reference.